Exhibit 21

                               HALLIBURTON COMPANY
                         SUBSIDIARIES OF THE REGISTRANT
                                DECEMBER 31, 1997

                                                                                          STATE OR
                                                         OWNERSHIP                       COUNTRY OF
NAME OF COMPANY                                          PERCENTAGE                     INCORPORATION

2W Underwater Contractors Limited                           100.0%                    United Kingdom
AOC International Limited                                   100.0%                    United Kingdom
AOC Wood Contractors Limited                                 50.0%                    United Kingdom
Avalon Financial Services, Ltd                              100.0%                    Cayman Islands
Breswater Marine Contracting BV                             100.0%                    Netherlands
Brown & Root (Overseas) Limited                             100.0%                    United Kingdom
Brown & Root A/S                                            100.0%                    Norway
Brown & Root AOC Limited                                    100.0%                    United Kingdom
Brown & Root Condor SPA                                      49.0%                    Algeria
Brown & Root Ealing Technical Services Limited              100.0%                    United Kingdom
Brown & Root Energy Services A/S                            100.0%                    Norway
Brown & Root Far East Engineers Pte Ltd                     100.0%                    Delaware
Brown & Root Highlands Fabricators Limited                  100.0%                    United Kingdom
Brown & Root Holdings, Inc                                  100.0%                    Delaware
Brown & Root International, Inc                             100.0%                    Delaware
Brown & Root International, Inc                             100.0%                    Panama
Brown & Root Limited                                        100.0%                    United Kingdom
Brown & Root McDermott Fabricators                           50.0%                    United Kingdom
Brown & Root NA Limited                                      50.0%                    British Virgin Islands
Brown & Root Projects Limited                               100.0%                    United Kingdom
Brown & Root Pty Limited                                    100.0%                    Australia
Brown & Root Saudi Limited Co                                49.0%                    Saudi Arabia
Brown & Root Services Corporation                           100.0%                    Delaware
Brown & Root (Services) Limited                             100.0%                    United Kingdom
Brown & Root Skoda SRO Ltd                                   66.0%                    Czech Republic
Brown & Root Technical Services, Inc                        100.0%                    Delaware
Brown & Root Technology Limited                             100.0%                    United Kingdom
Brown & Root, Inc                                           100.0%                    Delaware
Dawson Group Pty Ltd                                        100.0%                    Australia
Devonport Management Limited                                 51.0%                    United Kingdom
Devonport Royal Dockyard Plc                                 51.0%                    United Kingdom
European Marine Contractors Limited                          50.0%                    United Kingdom
G&H Management Company                                      100.0%                    Delaware
Gearhart (United Kingdom) Limited                           100.0%                    United Kingdom
GeoGraphix, Inc                                             100.0%                    Colorado
Halliburton (Proprietary) Limited                           100.0%                    South Africa
Halliburton Affiliates Corporation                          100.0%                    Delaware
Halliburton Argentina SA                                    100.0%                    Argentina
Halliburton Australia Pty Ltd                               100.0%                    Australia
Halliburton BV                                              100.0%                    Netherlands
Halliburton Canada Inc                                      100.0%                    Canada
Halliburton Company Germany GmbH                            100.0%                    Germany
Halliburton de Mexico, SA de CV                             100.0%                    Mexico
Halliburton Delaware, Inc                                   100.0%                    Delaware
Halliburton Energy Services Nigeria Limited                  80.0%                    Nigeria
Halliburton Energy Services, Inc                            100.0%                    Delaware
Halliburton Equipment Company SAE                            75.0%                    Egypt
Halliburton Geodata Limited                                 100.0%                    United Kingdom


                               HALLIBURTON COMPANY
                         SUBSIDIARIES OF THE REGISTRANT
                                DECEMBER 31, 1997

                                                                                          STATE OR
                                                         OWNERSHIP                       COUNTRY OF
NAME OF COMPANY                                          PERCENTAGE                     INCORPORATION
Halliburton Global, Ltd                                     100.0%                    Cayman Islands
Halliburton Holdings Limited                                100.0%                    United Kingdom
Halliburton Holdings, Inc                                   100.0%                    Delaware
Halliburton International, Inc                              100.0%                    Delaware
Halliburton Italiana SpA                                    100.0%                    Italy
Halliburton Latin America SA                                100.0%                    Panama
Halliburton Limited                                         100.0%                    United Kingdom
Halliburton Manufacturing and Services Limited              100.0%                    United Kingdom
Halliburton Norway, Inc                                     100.0%                    Delaware
Halliburton NUS Corporation                                 100.0%                    Delaware
Halliburton Offshore Services, Inc                          100.0%                    Delaware
Halliburton Overseas Limited                                100.0%                    Cayman Islands
Halliburton Products & Services Limited                     100.0%                    Cayman Islands
Halliburton SAS                                             100.0%                    France
Halliburton Servicos Ltda                                   100.0%                    Brazil
Halliburton Singapore Pte Ltd                               100.0%                    Singapore
Halliburton Trinidad Limited                                100.0%                    Trinidad
Halliburton West Africa Ltd                                 100.0%                    Delaware
Halliburton Worldwide Limited                               100.0%                    Cayman Islands
HBR Energy, Inc                                             100.0%                    Delaware
HLS Well Evaluation Limited                                 100.0%                    United Kingdom
Howard Humphreys & Partners Limited                         100.0%                    United Kingdom
Howard Humphreys Group Limited                              100.0%                    United Kingdom
Hunting-Brae Limited                                         31.0%                    United Kingdom
Kinhill Holdings Limited                                    100.0%                    Australia
Landmark America Latina, SA                                 100.0%                    Delaware
Landmark EAME, Limited                                      100.0%                    United Kingdom
Landmark Graphics Corporation                               100.0%                    Delaware
Landmark Graphics Europe/Africa, Inc                        100.0%                    Delaware
Landmark Graphics International, Inc                        100.0%                    Texas
Landmark Sales Corporation                                  100.0%                    Barbados
Laurel Financial Services BV                                100.0%                    Netherlands
MIHC, Inc                                                   100.0%                    Delaware
NMR Corporation                                             100.0%                    Delaware
NUMAR Corporation                                           100.0%                    Pennsylvania
NUMAR Oilfield Services, Inc                                100.0%                    Pennsylvania
OGC International                                           100.0%                    United Kingdom
Overseas Marine Leasing Company                             100.0%                    Delaware
PT Gema Sembrown                                             45.0%                    Indonesia
PT Halliburton Drilling Systems  Indonesia                   80.0%                    Indonesia
PT Halliburton Indonesia                                     80.0%                    Indonesia
PT Halliburton Logging Services Indonesia                    80.0%                    Indonesia
Quimicas do Brazil Limitada                                 100.0%                    Brazil


                               HALLIBURTON COMPANY
                         SUBSIDIARIES OF THE REGISTRANT
                                DECEMBER 31, 1997

                                                                                          STATE OR
                                                         OWNERSHIP                       COUNTRY OF
NAME OF COMPANY                                          PERCENTAGE                     INCORPORATION
Rockwater Holdings Limited                                  100.0%                    United Kingdom
Rockwater Limited                                           100.0%                    United Kingdom
Rockwater Offshore Contractors 2 BV                         100.0%                    Netherlands
Rockwater, Inc                                              100.0%                    Delaware
Seaforth Maritime Limited                                   100.0%                    United Kingdom
Servicios Halliburton de Venezuela, SA                      100.0%                    Delaware

(1) Each of the subsidiaries named conducts its business under its corporate name and, in a few instances, under a shortened form of its corporate name.

(2) The names of approximately 170 subsidiaries have been omitted since the unnamed subsidiaries considered in the aggregate would not constitute a significant subsidiary as defined by Item 601(b)(21).


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